UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2013

Hooker Furniture Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, VA	24112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (276) 632-0459

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 26, 2013 the Registrant issued a press release, which is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated November 26, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooker Furniture Corporation (Registrant)
November 26, 2013 (Date)	/s/ PAUL A. HUCKFELDT Paul A. Huckfeldt Senior Vice-President - Finance and Accounting Chief Financial Officer

Exhibit Index
99.1	Press release dated November 26, 2013